Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income taxes	Income taxes
The Company's consolidated effective income tax rate differs from the Canadian, or domestic, statutory federal tax rate. The effective tax rate is affected by recurring items in provincial, U.S. federal, state and other foreign jurisdictions, such as tax rates and the proportion of income earned in those jurisdictions. The effective tax rate is also affected by discrete items such as income tax rate enactments, and lower corporate income tax rates on capital dispositions that may occur in any given year.
The enactment of the Tax Cuts and Jobs Act ("U.S. Tax Reform") in 2017 brought about significant tax law changes, which included a reduction to the U.S. federal corporate income tax rate from 35% to 21% and allowed the immediate capital expensing of new investments in certain qualified depreciable assets which will be phased down starting in year 2023. The U.S. Tax Reform also introduced the creation of a Base Erosion Anti-abuse Tax (BEAT) that subjects certain payments from U.S. corporations to foreign related parties to additional taxes, and limitations to the deduction for net interest expense incurred by U.S. corporations. Since the enactment of the U.S. Tax Reforms, U.S. authorities have issued various proposed and finalized regulations and guidance interpreting its provisions. These interpretations have been taken into account in calculating the Company's current year income tax provision and tax payments. The U.S. Tax Reform and these regulations are also expected to impact the Company's income tax provisions and tax payments in future years.
On March 27, 2020, the U.S. government enacted the Coronavirus Aid, Relief, and Economic Security (CARES) Act, a tax-and-spending package aimed at providing additional stimulus to address the economic impact of the COVID-19 pandemic. The CARES Act corporate income tax measures allow for U.S. federal net operating losses (NOLs) arising in tax years 2018, 2019, and 2020 to be fully carried back to each of the five tax years preceding the tax year of the NOL. As a result of the CARES Act, the Company reclassified its 2019 deferred income tax asset of $213 million on the NOL that arose in 2019, to a current income tax receivable and recorded a current income tax recovery of $141 million in 2020 to reflect an amount recoverable at the higher U.S. federal corporate income tax rate of 35% applicable to pre-2018 tax years.
The following table provides a reconciliation of income tax expense:

In millions	Year ended December 31,	2020	2019	2018
Canadian statutory federal tax rate		15%	15%	15%
Income tax expense at the Canadian statutory federal tax rate		$682	$814	$852
Income tax expense resulting from:
Provincial and foreign income taxes (1)		416	551	535
Income tax adjustments due to rate enactments and tax law changes (2)		(141)	(112)	—
Gain on disposals (3)		(1)	(6)	(51)
Other (4)		26	(34)	18
Income tax expense		$982	$1,213	$1,354
Net cash payments for income taxes		$353	$822	$776
(1)    Includes mainly the impact of Canadian provincial taxes and U.S. federal and state taxes.
(2)    Includes income tax recoveries (current or deferred as appropriate) resulting from the enactment of provincial, U.S. federal, and state corporate income tax laws and/or rates.
(3)    Relates to the permanent differences arising from lower capital gain tax rates on the gain on disposal of the Company's properties in Canada.
(4)    Includes adjustments relating to the filing or resolution of matters pertaining to prior years' income taxes, including net recognized tax benefits, excess tax benefits, and other items.
The following table provides tax information on a domestic and foreign basis:

In millions	Year ended December 31,	2020	2019	2018
Income before income taxes
Domestic		$3,637	$4,162	$4,400
Foreign		907	1,267	1,282
Total income before income taxes		$4,544	$5,429	$5,682
Current income tax expense (recovery)
Domestic		$616	$608	$818
Foreign		(121)	36	9
Total current income tax expense		$495	$644	$827
Deferred income tax expense
Domestic		$389	$423	$419
Foreign		98	146	108
Total deferred income tax expense		$487	$569	$527

The following table provides the significant components of deferred income tax assets and liabilities:

In millions	December 31,	2020	2019
Deferred income tax assets
Pension liability		$145	$137
Lease liabilities		126	127
Net operating losses and tax credit carryforwards (1)		70	234
Personal injury and other claims		68	61
Other postretirement benefits liability		59	59
Compensation reserves		41	51
Other		69	69
Total deferred income tax assets		$578	$738
Deferred income tax liabilities
Properties		$8,321	$8,222
Pension asset		203	88
Operating lease right-of-use assets		118	131
Unrealized foreign exchange gains		45	15
Other		162	126
Total deferred income tax liabilities		$8,849	$8,582
Total net deferred income tax liability		$8,271	$7,844
Total net deferred income tax liability
Domestic		$4,612	$4,184
Foreign		3,659	3,660
Total net deferred income tax liability		$8,271	$7,844
(1)    As at December 31, 2020, the Company had net interest expense deduction carryforwards of $100 million which are available to offset future U.S. federal and state taxable income over an indefinite period. In addition, the Company had net operating loss carryforwards of $462 million for U.S. state tax purposes which are available to offset future U.S. state taxable income and are expiring between the years 2021 and 2040. The Company also had net operating loss carryforwards of $92 million for Canadian federal and provincial tax purposes, which are available to offset future Canadian federal and provincial taxable income and are expiring between the years 2031 and 2039.

On an annual basis, the Company assesses the need to establish a valuation allowance for its deferred income tax assets, and if it is deemed more likely than not that its deferred income tax assets will not be realized, a valuation allowance is recorded. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income, of the necessary character, during the periods in which those temporary differences become deductible. Management considers the scheduled reversals of deferred income tax liabilities, the available carryback and carryforward periods, and projected future taxable income in making this assessment. As at December 31, 2020, in order to fully realize all of the deferred income tax assets, the Company will need to generate future taxable income of approximately $2.7 billion, and, based upon the level of historical taxable income, projections of future taxable income of the necessary character over the periods in which the deferred income tax assets are deductible, and the reversal of taxable temporary differences, management believes, following an assessment of the current economic environment, it is more likely than not that the Company will realize the benefits of these deductible differences. As at December 31, 2020, the Company has not recognized a deferred income tax asset of $259 million (2019 - $244 million) on the unrealized foreign exchange loss recorded in Accumulated other comprehensive loss relating to its net investment in U.S. subsidiaries, as the Company does not expect this temporary difference to reverse in the foreseeable future.
The following table provides a reconciliation of unrecognized tax benefits on the Company's domestic and foreign tax positions:

In millions	Year ended December 31,	2020	2019	2018
Gross unrecognized tax benefits at beginning of year		$62	$74	$74
Increases for:
Tax positions related to the current year		17	5	12
Tax positions related to prior years		28	—	2
Decreases for:
Tax positions related to prior years		(15)	(17)	(13)
Settlements		—	—	(1)
Gross unrecognized tax benefits at end of year		92	62	74
Adjustments to reflect tax treaties and other arrangements		(25)	(2)	(5)
Net unrecognized tax benefits at end of year		$67	$60	$69

As at December 31, 2020, the total amount of gross unrecognized tax benefits was $92 million, before considering tax treaties and other arrangements between taxation authorities. The amount of net unrecognized tax benefits as at December 31, 2020 was $67 million. If recognized, $16 million of the net unrecognized tax benefits as at December 31, 2020 would affect the effective tax rate. The Company believes that it is reasonably possible that $15 million of the net unrecognized tax benefits as at December 31, 2020 related to Canadian federal and provincial income tax matters, may be recognized over the next twelve months as a result of settlements and a lapse of the applicable statute of limitations, and will not affect the effective tax rate as they relate to temporary differences.
The Company recognizes accrued interest and penalties related to gross unrecognized tax benefits in Income tax expense in the Company's Consolidated Statements of Income. For the year ended December 31, 2020, the Company recognized accrued interest and penalties of $16 million (2019 - $1 million; 2018 - $3 million). As at December 31, 2020, the Company had accrued interest and penalties of $27 million (2019 - $11 million).
In Canada, the Company's federal and provincial income tax returns filed for the years 2014 to 2019 remain subject to examination by the taxation authorities. An examination of the Company's federal income tax returns for the years 2014 and 2015 are currently in progress and are expected to be completed during 2021. During 2020, the tax authorities proposed certain audit adjustments and as a result, the Company re-evaluated the relevant tax positions for all open years and recorded a $25 million deferred tax expense which is comprised of net unrecognized tax benefits and related interest charges. In the U.S., the federal income tax returns filed for the years 2013 to 2019 and the state income tax returns filed for the years 2016 to 2019 remain subject to examination by the taxation authorities. Examination of certain of the Company's state income tax returns are currently in progress. The Company does not anticipate any additional significant impacts to its results of operations or financial position as a result of the final resolutions of such matters.